UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340

(Address of principal executive offices)
(Zip Code)

(763) 542-0500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
News Release
Pro forma Unaudited Statement of Income Data

Item 2.02 Results of Operations and Financial Condition.
     On January 26, 2006, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s fourth quarter and year-end financial results for the reporting periods ended December 31, 2005. A copy of the Company’s news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On January 26, 2006, the Company also hosted its quarterly earnings conference call, which was accessible to the public. A recording of the conference call will be available through the end of the business day on February 2, 2006 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 3753265, and on the Company’s website, www.polarisindustries.com.
     During the earnings conference call, management discussed, among other things, certain balance sheet and cash flow items. Copies of the Company’s Consolidated Balance Sheets as at December 31, 2005 and December 31, 2004 and its Consolidated Statements of Cash Flows for the Years Ended December 31, 2005 and December 31, 2004 are included with the news release attached as Exhibit 99.1 to this Current Report on Form 8-K. The accompanying financial statements as at and for the year ended December 31, 2005 are unaudited and neither those financial statements nor the accompanying financial statements as at and for the year ended December 31, 2004 include all information and disclosures, including footnotes, in conformity with accounting principles generally accepted in the United States for complete financial statements. Accordingly, such statements should be read in conjunction with the Company’s Annual Reports on Form 10-K for the year ended December 31, 2004, previously filed with the Securities and Exchange Commission, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which will be filed with the Securities and Exchange Commission in March 2006.
     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.
Item 7.01 Regulation FD Disclosure.
     The Company’s implementation of the new accounting standard, Statement of Financial Accounting Standard 123(R) (“SFAS 123”), which requires changes to the treatment of stock-based compensation costs, including expensing of stock options, will become effective as of the first quarter of 2006. As part of the transition to the new standard, the Company has prepared pro forma historical financial information for 2005 to reflect the impact of expensing share-based compensation plans in order to provide comparable financial information. This pro forma information reflecting SFAS 123 is comprised of unaudited income statement data for the year ended December 31, 2005, as well as unaudited comparative financial data for the quarterly periods ended March 31, June 30, September 30, and December 31, 2005. The Company has posted the pro forma financial information on its website at www.polarisindustries.com, and the same information is furnished as Exhibit 99.2 to this Current Report.
     This information is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: January 26, 2006

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President -- Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release dated January 26, 2006 of Polaris Industries Inc.

99.2	Pro forma unaudited statement of income data for SFAS 123 for quarterly periods and the year ended December 31, 2005

4